Cerence Q4 FY24 Earnings Presentation Brian Krzanich, Chief Executive Officer Tony Rodriquez, Interim Chief Financial Officer November 21, 2024 Exhibit 99.2

Forward-Looking Statements Statements in this presentation regarding: Cerence’s future performance, results and financial condition; expected growth and profitability; outlook; fiscal year 2025 framework; transformation plans and cost efficiency initiatives, including estimated net cost savings; strategy; opportunities; business, industry and market trends; strategy regarding fixed contracts and its impact on financial results; backlog; revenue visibility, revenue timing and mix, demand for Cerence products; innovation and new product offerings, including AI technology; expected benefits of technology partnerships; cost efficiency initiatives; and management’s future expectations, estimates, assumptions, beliefs, goals, objectives, targets, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” "projects," "forecasts," “expects,” “intends,” "continues," "will," "may," or “estimates” or similar expressions) should also be considered to be forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risk, uncertainties and other factors, which may cause actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements, including, but not limited to: the highly competitive and rapidly changing market in which we operate; adverse conditions in the automotive industry, the related supply chain and semiconductor shortage, or the global economy more generally; automotive production delays; changes in customer forecasts; the impacts of the COVID-19 pandemic on our and our customers’ businesses; the ongoing conflicts in Ukraine and the Middle East; our inability to control and successfully manage our expenses and cash position; our ability to deliver improved financial results from process optimization efforts and cost reduction actions; escalating pricing pressures from our customers; the impact on our business of the transition to a lower level of fixed contracts, including the failure to achieve such a transition; our failure to win, renew or implement service contracts; the cancellation or postponement of existing contracts; the loss of business from any of our largest customers; effects of customer defaults; our inability to successfully introduce new products, applications and services; our strategies to increase cloud offerings and deploy generative AI and large language models (LLMs); the inability to expand into adjacent markets; the inability to recruit and retain qualified personnel; disruptions arising from transitions in management personnel, including the transition to our new Chief Executive Officer; cybersecurity and data privacy incidents; failure to protect our intellectual property; defects or interruptions in service with respect to our products; fluctuating currency rates and interest rates; inflation; financial and credit market volatility; restrictions on our current and future operations under the terms of our debt, the use of cash to service our debt; and our inability to generate sufficient cash from our operations; and the other factors discussed in our Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the Securities and Exchange Commission.  We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date made.  We undertake no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise, except as otherwise required by law.

High-Level Q4 and FY24 Results

Q4 FY2024 Results and FY2025 Outlook Q4 revenue and GAAP profitability metrics exceeded the high end of guidance Initial FY2025 revenue guidance of $236 to $247 million, with net cash provided by operating activities in the range of $34 to $40 million Transformation plan delivers $35-40 million in net annualized cost savings Record high of 22 platform launches in FY24, including 6 for generative AI solutions and 4 in Q4

Q4 & FY24 Financial Details

Cerence Q4FY24 Results Q4FY23 Q4FY24 Q4FY24 Guidance Total Revenue $80.8M(a) $54.8M $44M - $50M Gross Margin 71.5% 63.7% 55% - 60% Net Loss ($11.6M) ($20.4M) ($32M) – ($28M) EPS – diluted ($0.29) ($0.49) ($0.77) – ($0.67) Adjusted EBITDA(b,c) $16.6M ($1.9M) ($19M) – ($13M) Cash Flow From Operations $11.3M $6.1M Cash Balance & Marketable Securities $121M $130M Includes a $12.8 million fixed license and $8.4 million of Legacy contract related to a connected services contract with Toyota acquired by Nuance through a 2013 acquisition. Toyota decommissioned the solution in Q1FY24 resulting in the acceleration of deferred revenue in Q1FY24 for Toyota and a directly related contract. Adjusted EBITDA excludes goodwill impairment, amortization of acquired intangible assets, stock-based compensation, restructuring and other costs. Refer to the Appendix for more information on GAAP to non-GAAP reconciliations and related definitions.

Cerence FY24 Results FY23 FY24 FY24 Guidance Total Revenue $294.5M $331.5M $321M - $327M Gross Margin 67.7% 73.7% 73% Net Loss ($56.3M) ($588.1M) (a) ($600M) – ($596M) EPS – diluted ($1.40) ($14.12) ($14.42) – ($14.32) Adjusted EBITDA(b,c) $41.5M $80.6M $64M – $70M Cash Flow From Operations $7.5M $17.2M Cash Balance & Marketable Securities $121M $130M Includes a $609 million Goodwill impairment charge in FY24. Adjusted EBITDA excludes goodwill impairment, amortization of acquired intangible assets, stock-based compensation, restructuring and other costs. Refer to the Appendix for more information on GAAP to non-GAAP reconciliations and related definitions.

In millions Q1FY23 Q2FY23 Q3FY23 Q4FY23 FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 FY24 Total License: $45.4 $30.8 $25.9 $43.1 $145.2 $20.8 $35.5 $43.1 $25.3 $124.8      Variable(a) $26.3 $26.2 $25.8 $30.3 $108.6 $20.8 $25.1 $23.1 $25.3 $94.4      Total Fixed(b) $19.1 $4.6 $ ̶ $12.8 $36.5 $ ̶ $10.4 $20.0 $ ̶ $30.4 Connected Services: $18.4 $18.9 $18.6 $19.2 $75.1 $96.8 $13.6 $10.9 $12.1 $133.4      Connected Services $9.9 $10.5 $10.2 $10.8 $41.4 $10.2 $13.6(c) $10.9 $12.1 $46.8      Legacy(d) $8.5 $8.4 $8.4 $8.4 $33.7 $86.6 $ ̶ $ ̶ $ ̶ $86.6 Professional Services $19.9 $18.7 $17.2 $18.5 $74.3 $20.7 $18.7 $16.5 $17.4 $73.3 Total Revenue $83.7 $68.4 $61.7 $80.8 $294.6 $138.3 $67.8 $70.5 $54.8 $331.5 Based on volume shipments of licenses net of the consumption of fixed contracts. Fixed license revenue includes prepaid and minimum commitment deals. Connected services in Q2FY24 includes a $2.6 million true up adjustment due to underreporting from an OEM. Legacy contract is a connected services contract with Toyota acquired by Nuance through a 2013 acquisition. Toyota decommissioned the solution in Q1FY24 resulting in the acceleration of deferred revenue in Q1FY24 for Toyota and a directly related contract. Detailed Revenue Breakdown

In millions FY23 FY24 Operational Metrics: Q1 Q2 Q3 Q4 FY23 Q1 Q2 Q3 Q4 FY24 Pro Forma Royalties(a) $41.7 $43.1 $44.5 $42.6 $171.9 $35.3 $39.6 $39.6 $41.9 $156.4 Consumption of      Fixed Contracts(b)  $15.4 $16.9 $18.7 $15.5 $66.5 $14.5 $14.5 $16.5 $16.6 $62.1 Variable License Revenue $26.3 $26.2 $25.8 $30.3 $108.6 $20.8 $25.1 $23.1 $25.3 $94.3 IHS Production (units) 21.9 21.4 22.3 22.6 88.2 24.2 21.4 22.1 21.6 89.4 Pro forma Royalties is an operating measure representing total value of licenses shipped in a quarter. It includes the consumption of fixed contracts.  Licenses shipped in the quarter associated with fixed contracts. Operational Metrics and Variable License Revenue

Percent of worldwide auto production with Cerence Technology declined slightly to 52% (TTM)(a)  Approximately 10.6 million units shipped with Cerence technology in Q4 Down 14% YoY (IHS down 5% YoY) Down 11% QoQ (IHS down 3% QoQ) Change in number of Cerence connected cars shipped up 16% (TTM)(a)  Adjusted Total Billings TTM(b)  of $220.7M, Increased 1% 5 Year Backlog(c) Update:  $969 Million Q4FY24 KPI(d) Performance 10 Based on IHS Markit data, global auto production increased 1% over the same time period ended on September 30, 2024. Calculated on a trailing twelve months basis (TTM). Comparisons are TTM over prior year TTM Change in Adjusted Total billings excludes professional services, prepay contracts, and adjusted for prepay consumption. TTM over prior year TTM. 5-Year backlog represents the total revenue expected from signed contracts with customers to be reported over the following 5-year period. 5-year. backlog, however, may not be indicative of Cerence’s actual future revenue. Please refer to the appendix for KPI definitions.

Fiscal Q1 and FY25 Guidance No fixed contracts expected during the first quarter and $20 million projected for FY2025 at the mid-point of Guidance. Q1 and Full Year 2025 GAAP operating results guidance includes approximately $6 million and $8 million, respectively, of expenses related with our transformation initiatives as well as stock-based compensation of approximately $6 million and $23 million, respectively. Q1FY25  Guidance FY25  Guidance In millions except per share amounts Low High Low High Revenue $47 $50 $236 $247 Gross Margin 58% 60% 67% 69% Net Loss ($26) ($23) ($40) ($29) EPS – diluted ($0.62) ($0.55) ($0.92) ($0.67) Adjusted EBITDA (a,b) ($9) ($6) $15 $26 Net Cash Provided by Operating Activities $34 $40 Free Cash Flow (c) $20 $30 Non-GAAP excludes goodwill impairment, amortization of acquired intangible assets, restructuring expense, and stock-based compensation.   Refer to the Appendix for more information on GAAP to non-GAAP reconciliations and related definitions. Free Cash Flow is net cash provided by operating activities determined in accordance with GAAP less capital expenditures. Free cash flow is not a measure of cash available for discretionary expenditures.

Appendix

License Business Revenue Recognition Type of Contract Description GAAP Revenue Recognition Cash Receipt Variable License applied at production Quarter car is produced. Based on volume Quarter following GAAP revenue recognition Fixed (Pre-Pay) Bulk inventory purchase ($ based) Full value of contract at signing. Volume independent Standard payment terms for full value (upfront payment) Fixed (Minimum Commitment) Commitment to purchase ($ based) in a specified time period. (1 – 5 years) Full value of contract at signing. Volume independent Based on shipment volumes over multiple years The fixed contracts only apply to the license business. If a car is also using our connected services, it will follow the normal billing and revenue recognition process regardless of whether a variable or fixed license was applied. The fixed contracts typically provide the customer with a price discount and can include the conversion of a variable contract that is already in our variable backlog.

Connected and Professional Services Revenue Recognition Connected Services Typical Period GAAP Revenue Recognition Cash Receipt Subscription Term 1 – 5 years Amortized evenly over subscription period Billed/collected full amount at start of subscription period (value added to deferred revenue) Usage Contract(a) 1 – 5 years Recognized at same time of billing based on actual usage Billed every quarter based on actual usage Customer Hosted(b) License Quarter in which license is delivered to customer Upon delivery (a) Usage can be defined by number of active users or number of monthly transactions (b) Customer Hosted is a software license that allows the customer to take possession of the software and enable hosting by the customer or a third-party Professional Services Period GAAP Revenue Recognition Cash Receipt Custom Design Services Ongoing Revenue is recognized over time based upon the progress towards completion of the project Billed/collected on milestone completion

KPI Measures – Definitions We believe that providing key performance indicators (“KPIs”), allows investors to gain insight into the way management views the performance of the business. We further believe that providing KPIs allows investors to better understand information used by management to evaluate and measure such performance. KPIs should not be considered superior to, or a substitute for, operating results prepared in accordance with GAAP. In assessing the performance of the business during the three months ended September 30, 2024, our management has reviewed the following KPIs, each of which is described below:  Percent of worldwide auto production with Cerence technology: The number of Cerence enabled cars shipped as compared to IHS Markit car production data. Change in number of Cerence connected cars shipped: The year over year change in the number of cars shipped with Cerence connected solutions. Amounts are calculated on a TTM compared to prior TTM basis.  Change in Adjusted total billings YoY (TTM): The year over year change in total billings excluding Professional Services, prepay billings and adjusted for prepay consumption.

Non-GAAP Financial Measures – Definitions Discussion of Non-GAAP Financial Measures We believe that providing the non-GAAP information in addition to the GAAP presentation, allows investors to view the financial results in the way management views the operating results. We further believe that providing this information allows investors to not only better understand our financial performance, but more importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance. The non-GAAP information should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. We utilize a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, for making operating decisions and for forecasting and planning for future periods. While our management uses these non-GAAP financial measures as a tool to enhance their understanding of certain aspects of our financial performance, our management does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial statements. Consistent with this approach, we believe that disclosing non-GAAP financial measures to the readers of our financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP financial statements, allows for greater transparency in the review of our financial and operational performance. In assessing the overall health of the business during the three ending September 30, 2024 and 2023, our management has either included or excluded the following items in general categories, each of which is described below. Cerence is not providing a reconciliation of certain forward-looking, non-GAAP financial targets to the GAAP equivalent because Cerence is unable to provide this reconciliation without unreasonable effort due to information regarding the relevant adjustments not being ascertainable or accessible. Such information could be material to future results.

Non-GAAP Financial Measures – Definitions Adjusted EBITDA  Adjusted EBITDA is defined as net income attributable to Cerence Inc. before net income (loss) attributable to income tax (benefit) expense, other income (expense) items, net, depreciation and amortization expense, and excluding amortization of acquired intangible assets, stock-based compensation, and restructuring and other costs, net or impairment charges related to fixed and intangible assets and gains or losses on the sale of long-lived assets, if any. From time to time we may exclude from Adjusted EBITDA the impact of events, gains, losses or other charges (such as significant legal settlements) that affect the period-to-period comparability of our operating performance. Other income (expense) items, net include interest expense, interest income, and other income (expense), net (as stated in our Condensed Consolidated Statement of Operations). Our management and Board of Directors use this financial measure to evaluate our operating performance. It is also a significant performance measure in our annual incentive compensation programs.   Restructuring and other costs, net. Restructuring and other charges, net include restructuring expenses as well as other charges that are unusual in nature, are the result of unplanned events, and arise outside the ordinary course of our business such as employee severance costs, consulting costs relating to our transformation initiatives, costs for consolidating duplicate facilities, third-party fees relating to the modification of our convertible debt, and the release of a pre-acquisition contingency. Amortization of acquired intangible assets. We exclude the amortization of acquired intangible assets from non-GAAP expense and income measures. These amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Providing a supplemental measure which excludes these charges allows management and investors to evaluate results “as-if” the acquired intangible assets had been developed internally rather than acquired and, therefore, provides a supplemental measure of performance in which our acquired intellectual property is treated in a comparable manner to our internally developed intellectual property. Although we exclude amortization of acquired intangible assets from our non-GAAP expenses, we believe that it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Future acquisitions may result in the amortization of additional intangible assets.

Non-GAAP Financial Measures – Definitions Non-cash expenses. We provide non-GAAP information relative to the following non-cash expenses: (i) stock-based compensation; and (ii) non-cash interest. These items are further discussed as follow: (i)Stock-based compensation. Because of varying valuation methodologies, subjective assumptions and the variety of award types, we exclude stock-based compensation from our operating results. We evaluate performance both with and without these measures because compensation expense related to stock-based compensation is typically non-cash and awards granted are influenced by the Company’s stock price and other factors such as volatility that are beyond our control. The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted. As such, we do not include such charges in operating plans. Stock-based compensation will continue in future periods. ii)Non-cash interest. We exclude non-cash interest because we believe that excluding this expense provides management, as well as other users of the financial statements, with a valuable perspective on the cash-based performance and health of the business, including the current near-term projected liquidity. Non-cash interest expense will continue in future periods. Other expenses. We exclude certain other expenses that result from unplanned events outside the ordinary course of continuing operations, in order to measure operating performance and current and future liquidity both with and without these expenses. By providing this information, we believe management and the users of the financial statements are better able to understand the financial results of what we consider to be our organic, continuing operations. Included in these expenses are items such as other charges (credits), net, losses from extinguishment of debt, and changes in indemnification assets corresponding with the release of pre-spin liabilities for uncertain tax positions.  Adjustments to income tax provision. Adjustments to our GAAP income tax provision to arrive at non-GAAP net income is determined based on our non-GAAP pre-tax income. Additionally, as our non-GAAP profitability is higher based on the non-GAAP adjustments, we adjust the GAAP tax provision to remove valuation allowances and related effects based on the higher level of reported non-GAAP profitability. We also exclude from our non-GAAP tax provision certain discrete tax items as they occur.

Q4 FY24 Reconciliations of GAAP to Non-GAAP Results Free cash flow is net cash provided by operating activities determined in accordance with GAAP less capital expenditures. Free cash flow is not a measure of cash available for discretionary expenditures. (unaudited - in thousands) (unaudited - in thousands) Three Months Ended Twelve Months Ended September 30, September 30, 2024 2023 2024 2023 GAAP revenue $54,805 $80,764 $331,504 $294,475 GAAP gross profit $34,895 $57,736 $244,272 $199,312 Stock-based compensation 685 1,004 2,633 3,703 Amortization of intangible assets - 104 103 414 Non-GAAP gross profit $35,580 $58,844 $247,008 $203,429 GAAP gross margin 63.7% 71.5% 73.7% 67.7% Non-GAAP gross margin 64.9% 72.9% 74.5% 69.1% GAAP operating (loss) income $(19,228) $3,896 $(579,936) $(27,199) Stock-based compensation 4,382 8,965 23,673 40,766 Amortization of intangible assets 553 661 2,306 6,268 Restructuring and other costs, net 10,331 842 17,077 11,917 Goodwill impairment - - 609,172 - Non-GAAP operating (loss) income $(3,962) $14,364 $72,292 $31,752 GAAP operating margin -35.1% 4.8% -174.9% -9.2% Non-GAAP operating margin -7.2% 17.8% 21.8% 10.8% GAAP net loss $(20,416) $(11,552) $(588,078) $(56,254) Stock-based compensation 4,382 8,965 23,673 40,766 Amortization of intangible assets 553 661 2,306 6,268 Restructuring and other costs, net 10,331 842 17,077 11,917 Goodwill impairment - - 609,172 - Depreciation 2,028 2,226 8,324 9,770 Total other expense, net (1,155) (3,550) (4,674) (9,190) Provision for income taxes 33 11,898 3,468 19,865 Adjusted EBITDA $(1,934) $16,590 $80,616 $41,522 GAAP net loss margin -37.3% -14.3% -177.4% -19.1% Adjusted EBITDA margin -3.5% 20.5% 24.3% 14.1% Three Months Ended Twelve Months Ended September 30, September 30, 2024 2023 2024 2023 GAAP net loss $(20,416) $(11,552) $(588,078) $(56,254) Stock-based compensation 4,382 8,965 23,673 40,766 Amortization of intangible assets 553 661 2,306 6,268 Restructuring and other costs, net 10,331 842 17,077 11,917 Loss on debt extinguishment - - - 1,333 Goodwill impairment - - 609,172 - Non-cash interest expense 1,579 1,464 6,060 2,914 Other (31) 500 (117) (344) Adjustments to income tax expense 574 2,870 (14,030) 7,976 Non-GAAP net (loss) income $(3,028) $3,750 $56,063 $14,576 Adjusted EPS: GAAP Numerator: Net loss attributed to common shareholders - basic and diluted $(20,416) $(11,552) $(588,078) $(56,254) Non-GAAP Numerator: Net (loss) income attributed to common shareholders - basic $(3,028) $3,750 $56,063 $14,576 Interest on the Notes, net of tax - - 4,473 - Net (loss) income attributed to common shareholders - diluted $(3,028) $3,750 $60,536 $14,576 GAAP Denominator: Weighted-average common shares outstanding - basic and diluted 41,866 40,357 41,642 40,215 Non-GAAP Denominator: Weighted-average common shares outstanding- basic 41,866 40,357 41,642 40,215 Adjustment for diluted shares - 1,101 7,727 423 Weighted-average common shares outstanding - diluted 41,866 41,458 49,369 40,638 GAAP net loss per share - diluted $(0.49) $(0.29) $(14.12) $(1.40) Non-GAAP net (loss) income per share - diluted $(0.07) $0.09 $1.23 $0.36 GAAP net cash provided by operating activities $6,115 $11,258 $17,196 $7,498 Capital expenditures (1,446) (1,527) (4,996) (5,124) Free Cash Flow $4,669 $9,731 $12,200 $2,374

Q1 FY25 and Full Year FY25 Reconciliations of GAAP to non-GAAP Guidance (unaudited - in thousands) Q1 2025 FY2025 Low High Low High GAAP revenue $47,000 $50,000 $236,000 $247,000 GAAP gross profit $27,200 $30,200 $158,400 $169,400 Stock-based compensation 700 700 2,500 2,500 Amortization of intangible assets - - - - Non-GAAP gross profit $27,900 $30,900 $160,900 $171,900 GAAP gross margin 58% 60% 67% 69% Non-GAAP gross margin 59% 62% 68% 70% GAAP operating loss $(22,900) $(19,900) $(27,100) $(16,100) Stock-based compensation 6,100 6,100 22,500 22,500 Amortization of intangible assets 500 500 1,600 1,600 Restructuring and other costs, net 5,600 5,600 8,100 8,100 Non-GAAP operating (loss) income $(10,700) $(7,700) $5,100 $16,100 GAAP operating margin -49% -40% -11% -7% Non-GAAP operating margin -23% -15% 2% 7% GAAP net loss $(26,400) $(23,400) $(39,600) $(28,600) Stock-based compensation 6,100 6,100 22,500 22,500 Amortization of intangible assets 500 500 1,600 1,600 Restructuring and other costs, net 5,600 5,600 8,100 8,100 Depreciation 2,200 2,200 10,200 10,200 Total other expense, net (1,700) (1,700) (5,100) (5,100) Provision for income taxes 1,800 1,800 7,400 7,400 Adjusted EBITDA $(8,500) $(5,500) $15,300 $26,300 GAAP net loss margin -56% -47% -17% -12% Adjusted EBITDA margin -18% -11% 6% 11%

Q1 FY25 and FY25 Reconciliations of GAAP to Non-GAAP Guidance (unaudited - in thousands) Q1 2025 FY2025 Low High Low High GAAP net loss $(26,400) $(23,400) $(39,600) $(28,600) Stock-based compensation 6,100 6,100 22,500 22,500 Amortization of intangible assets 500 500 1,600 1,600 Restructuring and other costs, net 5,600 5,600 8,100 8,100 Non-cash interest expense 1,600 1,600 5,500 5,500 Other - - (100) (100) Income tax impact of Non-GAAP adjustments (1,100) (1,100) (4,600) (4,600) Non-GAAP net (loss) income $(13,700) $(10,700) $(6,600) $4,400 Adjusted EPS: GAAP Numerator: Net loss attributed to common shareholders - basic and diluted $(26,400) $(23,400) $(39,600) $(28,600) Non-GAAP Numerator: Net (loss) income attributed to common shareholders - basic and diluted $(13,700) $(10,700) $(6,600) $4,400 GAAP Denominator: Weighted-average common shares outstanding - basic and diluted 42,900 42,900 43,000 43,000 Non-GAAP Denominator: Weighted-average common shares outstanding- basic 42,900 42,900 43,000 43,000 Adjustment for diluted shares - - - 100 Weighted-average common shares outstanding - diluted 42,900 42,900 43,000 43,100 GAAP net loss per share - diluted $(0.62) $(0.55) $(0.92) $(0.67) Non-GAAP net (loss) income per share - diluted $(0.32) $(0.25) $(0.15) $0.10 GAAP net cash provided by operating activities $34,000 $40,000 Capital expenditures (14,000) (10,000) Free Cash Flow $20,000 $30,000